UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WAYNE SAVINGS BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

STILWELL VALUE PARTNERS VII, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL PARTNERS, L.P. STILWELL VALUE LLC JOSEPH STILWELL STEPHEN S. BURCHETT MARK D. ALCOTT
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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The Stilwell Group, together with the other participants named herein, has filed a definitive proxy statement and accompanying GREEN proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its director nominee at the 2017 annual meeting of stockholders of Wayne Savings Bancshares, Inc.

On March 21, 2017, the Stilwell Group delivered the following letter and GREEN proxy card to stockholders of Wayne Savings Bancshares, Inc.

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

March 21, 2017

Dear Fellow Stockholder,

We believe all publicly traded companies should welcome new board members who have been vetted and nominated by major stockholders. In the last 25 years, we have invested in hundreds of community banks across the country and have extensive experience in working to maximize stockholder value at these institutions. We have been active in approximately 60 community banks and have placed 16 directors on boards.

Following our nomination of Stephen S. Burchett, the Wayne Savings board was arrogant – or foolish – enough to hire the largest law firm in the U.S.1 presumably for stockholders’ top dollar to fight a proxy contest. The board plans to spend half a million dollars2 to keep our highly qualified, stockholder-friendly nominee out of “their” boardroom. Maybe if the current directors had more skin in the game they would care about such expenses – but together they have a measly 2.08% ownership stake in the company they govern.3 By the board’s estimate, this proxy contest will only cost them $10,406 while it will cost you, me, and the other owners $489,594! As usual, the board’s actions are thoroughly disappointing!

Stephen S. Burchett is an experienced community bank director who, if elected, will have a mandate to maximize value for all stockholders. If you agree that an outside, stockholder-elected director would benefit Wayne Savings, please submit your vote FOR Stephen S. Burchett on the GREEN proxy card today.

Thank you for your support.

Sincerely,

Megan Parisi
917-881-8076
mparisi@stilwellgroup.com

1 https://www.law360.com/articles/777439/the-law360-400. Jones Day is also one of the ten largest law firms in the world. See https://en.wikipedia.org/wiki/Jones_Day

2 See WAYN’s Form PREC14A filed with the SEC on March 10, 2017, p. 3.

3 See WAYN’s Form PREC14A filed with the SEC on March 10, 2017, p. 20.

Proxy

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANCSHARES, INC. FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANCSHARES, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Ms. Lydia Mulyk, and Ms. Megan Parisi, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.10 per share, of Wayne Savings Bancshares, Inc. ("Wayne Savings Bancshares" or the "Corporation"), which the undersigned is entitled to vote at the Corporation's 2017 Annual Meeting of Stockholders (the "Annual Meeting"). The Corporation has not yet announced the date, time and location of the Annual Meeting. Once the Corporation announces such information, the Stilwell Group will supplement this Proxy Card to include such information.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee as a director as noted on the reverse, "AGAINST" the Corporation's non-binding proposal to approve its executive compensation, and "FOR" the ratification of the appointment of BKD, LLP as the Corporation's independent registered public accounting firm for 2017.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/WayneSavings.

For registered shares, your proxy must be received by 11:59 p.m. Eastern Time the day before the Annual Meeting date.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Stilwell Group recommends that you vote "FOR" the election of the Stilwell Group's Nominee, Stephen S. Burchett, as a director, "AGAINST" the Corporation's non-binding proposal to approve its executive compensation, and "FOR" the ratification of the appointment of BKD, LLP as the Corporation's independent registered public accounting firm for 2017.

1. ELECTION OF DIRECTORS

— To elect Mr. Stephen S. Burchett

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Corporation for election as a director, other than the Corporation's nominee noted below. There is no assurance that the candidate nominated by the Corporation will serve as a director if the Stilwell Group's Nominee is elected. You should refer to the Corporation's proxy statement and form of proxy distributed by the Corporation for the name, background, qualifications and other information concerning the Corporation's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Debra A. Marthey.

Note: If you do not wish for your shares to be voted "FOR" a person who has been nominated by the Corporation for election as a director, other than Debra A. Marthey, write the name of the Corporation's nominee in the following space:

____

2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR WAYNE SAVINGS BANCSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2017.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Dated: _______________________________

Signature Title

Signature (if held jointly) Title

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on the day before the 2017 Annual Meeting date.

Vote by Internet

- Log on to the Internet and go to www.OkapiVote.com/WAYN
- Follow the steps outlined on the secure website.

Vote by telephone

- At NO CHARGE to you, call toll free (877) 219-9655 within the USA, US territories & Canada any time on a touch tone telephone.